© 2018 SunTrust Banks, Inc. SunTrust is a federally registered trademark of SunTrust Banks, Inc. 2018 RAYMOND JAMES INSTITUTIONAL INVESTORS CONFERENCE Aleem Gillani, Chief Financial Officer March 6, 2018

2 The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2017 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. We reconcile those measures to GAAP measures within the presentation or in the appendix. The Company presents the following non-GAAP measures because many investors find them useful. Specifically: • Consistent with Securities and Exchange Commission Industry Guide 3, the Company presents efficiency ratios on a fully taxable equivalent (“FTE”) and annualized basis. The FTE basis adjusts for the tax-favored status of net interest income from certain loans and investments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis. • The Company presents certain capital information on a tangible basis, including return on average tangible common equity. These measures exclude the after-tax impact of purchase accounting intangible assets. • Similarly, the Company presents Efficiency ratio-FTE, Tangible efficiency ratio-FTE, and Adjusted tangible efficiency ratio-FTE. The efficiency ratio is computed by dividing Noninterest expense by Total revenue. Efficiency ratio-FTE is computed by dividing Noninterest expense by Total revenue-FTE. Tangible efficiency ratio-FTE excludes the amortization related to intangible assets and certain tax credits. Adjusted tangible efficiency ratio-FTE removes the impact of certain material and potentially non-recurring items from the calculation of Tangible efficiency ratio-FTE. • The Company presents adjusted EPS which excludes the impact of certain material and potentially non-recurring items. • The Company presents the Basel III Common Equity Tier 1 (CET1) ratio on a fully phased-in basis. The fully phased-in ratio considers a 250% risk-weighting for MSRs and deduction from capital of certain carryforward DTAs, the overfunded pension asset, and other intangible assets. This presentation contains forward-looking statements. Statements regarding future levels of earnings per share, efficiency ratios, capital returns, investment banking market share, the number of full service branches, common equity tier 1 ratio, technology enhancements (including potential cost savings as a result thereof) and the percentage of client solutions available through digital platforms are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “strategies,” “goals,” “initiatives,” “opportunity,” “potentially,” “probably,” “projects,” “outlook,” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. They speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2017 and in other periodic reports that we file with the SEC. Those factors include: current and future legislation and regulation could require us to change our business practices, reduce revenue, impose additional costs, or otherwise adversely affect business operations or competitiveness; we are subject to stringent capital adequacy and liquidity requirements and our failure to meet these would adversely affect our financial condition; the monetary and fiscal policies of the federal government and its agencies could have a material adverse effect on our earnings; our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; changes in market interest rates or capital markets could adversely affect our revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our servicing assets and mortgages held for sale due to changes in interest rates; interest rates on our outstanding financial instruments might be subject to change based on regulatory developments, which could adversely affect our revenue, expenses, and the value of those financial instruments; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; we are subject to credit risk; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we rely on the mortgage secondary market and GSEs for some of our liquidity; loss of customer deposits could increase our funding costs; any reduction in our credit rating could increase the cost of our funding from the capital markets; we are subject to litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, or borrower fraud, and this could harm our liquidity, results of operations, and financial condition; we face risks as a servicer of loans; consumers and small businesses may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we may face more intense scrutiny of our sales, training, and incentive compensation practices; we rely on other companies to provide key components of our business infrastructure; competition in the financial services industry is intense and we could lose business or suffer margin declines as a result; we continually encounter technological change and must effectively develop and implement new technology; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our framework for managing risks may not be effective in mitigating risk and loss to us; our controls and procedures may not prevent or detect all errors or acts of fraud; we are at risk of increased losses from fraud; our operational and communications systems and infrastructure may fail or may be the subject of a breach or cyber- attack that, if successful, could adversely affect our business and disrupt business continuity; a disruption, breach, or failure in the operational systems and infrastructure of our third party vendors and other service providers, including as a result of cyber-attacks, could adversely affect our business; natural disasters and other catastrophic events could have a material adverse impact on our operations or our financial condition and results; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; our accounting policies and processes are critical to how we report our financial condition and results of operation, and they require management to make estimates about matters that are uncertain; depressed market values for our stock and adverse economic conditions sustained over a period of time may require us to write down some portion of our goodwill; our stock price can be volatile; we might not pay dividends on our stock; our ability to receive dividends from our subsidiaries or other investments could affect our liquidity and ability to pay dividends; and certain banking laws and certain provisions of our articles of incorporation may have an anti-takeover effect. IMPORTANT CAUTIONARY STATEMENT

SUNTRUST OVERVIEW

✓ Purpose-Oriented

- Leading the onUp movement to promote financial confidence
- Creator of Momentum onUp, an industry-leading workplace financial wellness program offered to our corporate clients

✓ Strong Franchise & Diverse Business Mix

- 14% deposit market share in top 10 MSA's (double the peer median)[1]
- Broad suite of lending, depository, capital markets, and advisory capabilities
  - SunTrust Robinson Humphrey is a leading middle-market corporate & investment bank
  - Robust digital platform & set of capabilities

✓ Optimal Market Position

- Well-diversified mix of regionally-focused businesses (within the high growth markets of the Southeast and Mid-Atlantic) & more nationally-oriented businesses
- Top 10 across most dimensions[2]; large enough to compete with the largest banks while still being small enough to serve our clients as One Team

✓ Proven Performance

- Six consecutive years of higher earnings per share, improved efficiency, and increased capital returns

Market Position



National Businesses
- Corporate & Investment Banking
- Commercial Banking
- Commercial Real Estate
- Consumer Lending (LightStream, GreenSky partnership)
- Specialty PWM
- Correspondent Mortgage

Regional Businesses
- Consumer Banking
- Consumer Lending (HELOC, credit card)
- Private Wealth Management
- Retail Mortgage

Optimal Size[3]	Strong Financial Performance
Assets: $206bn	14% EPS Growth[4]
Loans: $143bn	12.2% ROTCE[5]
Deposits: $161bn	2.3% Dividend Yield[6]

See appendix slide #26 for footnotes

3

SunTrust

INVESTMENT THESIS

2017 marked the 6th consecutive year of improvement across key metrics

1 Strong & Diverse Franchise Investing in Growth

(Earnings per share[1])



$0.94
$2.19
$2.74
$3.24
$3.58
$3.60
$4.09
2011 2012 2013 2014 2015 2016 2017

2 Improving Efficiency & Returns

(Adjusted tangible efficiency ratio[2])



71.5%
66.9%
65.3%
63.3%
62.6%
62.0%
61.0%
2011 2012 2013 2014 2015 2016 2017

3 Strong Capital Position Supports Growth

(Dividends & share buybacks as a % of net income)



8%
11%
26%
48%
62%
73%
89%
2011 2012 2013 2014 2015 2016 2017

6 Year Total Shareholder Return: 239% (3rd highest among peers[3])

1. 2012, 2013, 2014, and 2017 values represent adjusted earnings per share. The impact of excluding discrete items was ($1.40), $0.33, $0.01, and ($0.39) for 2012, 2013, 2014, and 2017, respectively. Please refer to appendix slide #24 for GAAP reconciliations
2. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. There were no adjustments in 2011, 2015, and 2016. GAAP efficiency ratios were 73.0% 60.0% 72.3% 67.9% 64.2% 63.6% and 64.1%for 2011, 2012, 2013, 2014, 2015, 2016, and 2017, respectively. Please refer to appendix slide #23 for GAAP reconciliations
3. Source: Bloomberg. Reflects 3/2/2012 – 3/2/2018. Peers include BAC, BBT, CFG, FITB, HBAN, KEY, MTB, PNC, RF, USB, WFC. Dividends assumed to be reinvested in same security

4

SunTrust

STRONG & DIVERSE FRANCHISE Investing in Growth 1

6 WHOLESALE SEGMENT: COMPETITIVE ADVANTAGE Full Product Capabilities Industry Vertical Expertise Middle-Market Focus OneTeam Approach Balance Sheet      Universal Banks      Regional Banks      Boutique Firms Achieving National Recognition  Named the 2017 USA Outstanding M&A Middle Markets Investment Bank of the Year by Atlas Awards  Named the 2016 U.S. Mid-Market Equity House by International Financing Review (IFR)     

7 ~2-3% Current market share1 ~5% Long-term potential $232 $270 $311 $315 $341 $355 $404 $461 $494 $599 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 INVESTMENT BANKING: SUSTAINABLE GROWTH The Path to ~5% Market Share: Build on Existing Momentum Proven Success with Future Growth Potential Grow Left Lead Relationships SunTrust serves as the left lead bank for <15% of clients; significant opportunity remains Grow Revenue From Commercial Banking Continue to bring industry and product expertise to non-CIB clients (see slide 8 for details) Re ce nt Im pr ov em en t2 Fu tu re Po te nt ia l 12% Increase Average Fee Per Transaction By-product of growth in lead relationships and advisory businesses 9% Grow M&A and Equity Continue to realize returns on investments and improve strategic relevance with clients 21% 10% IB Income ($MM) See appendix slide #26 for footnotes

8 EXPORTING CIB’S COMPETITIVE ADVANTAGE TO COMMERCIAL BANKING X 5x 8x Average Revenue Per Commercial Banking Client Average Revenue Per Client with Industry Coverage Average Revenue Per Client with Corporate Finance & Industry Coverage Proven Success Overview Competitive Position • Traditional Commercial Banking client: $5–$250MM in annual revenue (usually private) → SunTrust has ~13k Commercial Banking clients → Primarily within traditional Southeast / Mid-Atlantic markets • Our strategy: bring the skills, discipline, and client coverage model from CIB (including product and industry expertise) to Commercial Banking clients → The vast majority of division presidents now have a background in investment banking (most previously worked at STRH) → Created targeted industry specialties (e.g. aging services, ports & logistics, restaurants & retail) • Differentiated business model affords us the opportunity to serve clients outside of traditional retail banking footprint → Recently expanded into Ohio and Texas Risk Mgmt. Solutions Capital Raising Alt. Liquidity Solutions Strategic Solutions $1 00 M M $2 5M M Loans Deposits / Treasury Mgmt. Bulge-Bracket Banks $1 0B $1 B Advisory Solutions Client Needs Cl ie nt S iz e Regional Banks Community Banks SunTrust Commercial Banking Capture underserved market by bringing advisory solutions to smaller clients

9 CONSUMER: MEETING EVOLVING CLIENT NEEDS Branch ATM Teller Connect Call Center Chat, Email, Text Online Banking Our mobile-centric approach allows us to focus on simplifying the client experience, meet clients where they want to do business, and reduce our cost to serve Mobile-Centric Strategy Invest In A Superior Mobile App 1 And Optimize Our Branch Network 3 1,659 ~1,230 2011 2018F Full Service Branches To Meet Evolving Client Needs 2 Mobile App Average Rating (4.3 stars vs. peers 3.8 stars1) 17% Digital Sales 19% Mobile Deposits 20% Mobile Sign Ons 1. Source: iOS and Android app store as of February 26, 2018. Represents the average between iOS and Android ratings

CONSUMER BANKING: MOBILE-CENTRIC STRATEGY

Mobile Capabilities In Line with Large Banks and Ahead of Regional Banks

Mobile Customer Adoption[1]



30%
33%
24%
SunTrust
Large Bank Average
Regional Bank Average

% Deposits Made Via Mobile[2]



20%
13%
11%
SunTrust
Large Bank Average
Regional Bank Average

Digital Sales Contribution[3]



22%
23%
10%
SunTrust
Large Bank Average
Regional Bank Average

Drivers of Success:

- Superior client experience drives above-average mobile adoption and usage
- Ongoing improvements increase adoption, login frequency, and sales effectiveness
  - → Streamlined and simplified new account opening process in 2017
  - → Since launch of Zelle, P2P transactions up 83%
  - → Targeted offers, enabled by data & analytics, drove 35% YoY increase in new account openings

Areas of Improvement:

- Improve digital enrollment among new clients
  - → SunTrust enrollment: 31% | regional bank average: 52%[4]
- Improve service capabilities across the digital platform
  - → Secure two-way messaging platform
- Continue to enhance payments capabilities
  - → Early adopter of Real-Time Payments through The Clearing House

See appendix slide #26 for footnotes

10

SUNTRUST

11 $1.3 $1.5 4Q 16 4Q 17 $3.1 $4.0 4Q 16 4Q 17 $1.7 $1.9 4Q 16 4Q 17 CONSUMER LENDING Strong Growth (Average Balance $bn) Named Finalist for Top Consumer Lending Platform by LendIt3 Named as CNBC’s Top 50 Disruptor for 2017 Received Top 5 scores for 3 cards in the 2016 ranking by U.S. News & World Report Nationally Recognized LightStream GreenSky Partnership Credit Card 5% of Total Loans | High-Quality Portfolios (Average FICO: 750+)4 | Good Risk-Adjusted Returns See appendix slide #26 for footnotes Good Risk- Adjusted Returns1 Yield: 5.34% NCO: 0.67% Yield: 4.38% NCO: 0.00%2 Yield: 10.12% NCOs: 2.28% Future Growth Currently have less than ~2% of the applicable market share Less than ~15% of GreenSky customers are SunTrust clients Opportunity for new partnerships SunTrust only has ~30% wallet share with the clients that already have a SunTrust card

IMPROVING EFFICIENCY & RETURNS 2

SAVINGS FUND INVESTMENTS

Organizational Efficiency

- Streamline operations (in connection with investments in core systems which digitize end-to-end processes and enhance teammate effectiveness)
- Optimize staffing models (e.g. spans and layers)
- Tailor benefits and incentive plans

Technology Enhancements

- Increase automation and self-service channels
- Continue transition to the cloud
- Continue to upgrade and digitize core systems (teller platform, payments hub, collections, etc.)
- Leverage new loan origination platforms in Wholesale and Consumer which improve loan cycle times and automate certain capabilities

Procurement

- Consolidate vendors
- Improve contract negotiations
- Optimize in-house services and capabilities

Real Estate

- Pursue further branch reductions
- Consolidate non-branch real estate (e.g. mortgage offices being reduced from 10 to 3)



Cost Saving Initiatives
Fund Investments in Growth & Technology

Client-Friendly Technology

- Make ongoing enhancements to mobile app
- Create enterprise client portal (see slide 15)
- Improve treasury & payments platform (underway)
- Digitize mortgage application (underway)
- Increase digital, self-serve channels (80-90% of solutions will be available via digital platforms by 2019)

Wholesale Revenue Growth

- Expand industry and product expertise in CIB and Commercial Banking (introduced new Aging Services vertical in 1Q 18)
- Attract, develop, and retain top talent (improves strategic relevance with clients)
- Continue expansion of Commercial Banking
- Enhance CRE capabilities (including integration of Pillar/ Cohen)

Consumer Revenue Growth

- Expand digital lending platform (LightStream and third party partnerships), including further marketing spend
- Grow wealth management by retaining top talent and acquiring new teams (in new and existing markets)

13
SunTrust

SPOTLIGHT ON TECHNOLOGY

Primary Objectives

1 Provide a consistent, superior client experience by creating an integrated ecosystem which meets clients where they are and brings SunTrust into their experiences

2 Enhance the efficiency and effectiveness of the Company

Recent Progress	Future Enhancements	Impact
Upgraded mobile app & digital foundation (improved user interface + capabilities) Added new payments hub through partnership with Zelle	Introduce enterprise client portal (see slide 15) Create mobile app for Wholesale clients	✓ Serves as a client's single source for financial confidence and increases relevance with clients ✓ Improves ability to leverage third party partnerships *(created first API between Blend & Black Knight)*
Built private cloud and began expanding to hybrid public & private cloud	Enhance flexibility and integration through API's	✓ Increases agility & lowers cost to serve *(cloud migration has eliminated ~$15 million in costs, more to come)*
Established a data lake foundation Introduced SunTrust Deals (provides targeted offers based on spending history & preferences)	Advance data lake capabilities to enhance client analytics	✓ Provides relevant, tailored, and timely offers across client segments ✓ Improves teammate effectiveness through smarter client insight
Upgraded loan origination platforms within Wholesale & Mortgage	Leverage LightStream platform to enhance digital lending & fraud detection Digitize front-end of mortgage application	✓ Shortens loan cycle times and streamlines end-to-end origination ✓ Provides scalable, cloud-based loan origination platforms
Introduced robotic capabilities (40+ bots in use, 150+ bots in development)	Deploy intelligent processes and bots using process automation, data, and cognitive chat	✓ Improves service delivery and speed ✓ Reduces opportunity for human error ✓ Improves efficiency

14
SUNTRUST

15 Business Value •Connects with Clients: leverages APIs to connect to other channels outside of traditional banking (branch, ATM, call center) •Flexibility: segment specific functionality (e.g. advisor info, entitlements) and differentiated visual treatment •Efficiency: reusable components with less duplication of key functionality (e.g. money movement) •Speed to Market: scalable portal infrastructure and modular framework with built-in integrations SPOTLIGHT ON TECHNOLOGY Enterprise Client Portal Client Value •Holistic, Tailored User Experience: provides a consolidated relationship view • Integrated Planning Tools: enables clients to establish a plan, set goals and track progress while also providing valuable financial well-being resources •Ease of Use: intuitive and simple user experience based on industry-leading API and cloud technology •Accessibility: responsive design with consistent experience on any screen

16 Key Takeaways • We will achieve our targets • Fostering a culture of continuous improvement is as important as these goals →We have significant opportunity beyond <60% • Efficiencies generate capacity to invest in growth and do more for our clients IMPROVING EFFICIENCY: PROVEN SUCCESS & FUTURE OPPORTUNITY 1. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. There were no adjustments in 2011, 2015, and 2016. GAAP efficiency ratios were 73.0%, 60.0%, 72.3%, 67.9%, 64.2%, 63.6%, and 64.1% for 2011, 2012, 2013, 2014, 2015, 2016, and 2017, respectively. Please refer to appendix slide #23 for GAAP reconciliations Adjusted Tangible Efficiency Ratio1 71.5% 66.9% 65.3% 63.3% 62.6% 62.0% 61.0% 60-61% <60% 2011 2012 2013 2014 2015 2016 2017 2018 TER Target 2019 TER Target Adjusted Tangible Efficiency Ratio (FTE)1

3 STRONG CAPITAL POSITION SUPPORTS GROWTH

18 STRONG CAPITAL POSITION 103% 92% SunTrust Peer Median 2.3% 2.0% SunTrust Peer Median Total Announced Payout Ratio3 Dividend Yield4 #4 of 12 #4 of 12 Provides Capacity to Repatriate Capital and Deliver Above-Average Returns Common Equity Tier 1 (fully phased-in)1 Stressed Capital Erosion 2 2.1% 2.6% SunTrust Peer Median #2 of 12 Strong Capital Position & Strong CCAR Performance 9.6% ~8-9% Basel III CET1 Target Level See appendix slide #26 for footnotes

19 RECAP: WHY INVEST IN SUNTRUST? Strong & Diverse Franchise; Investing in Growth Targeting 7th consecutive year of EPS growth 1 Improving Efficiency & Returns Targeting 7th consecutive year of improvements in efficiency 2 Strong Capital Position Targeting 7th consecutive year of increased capital returns Attractive dividend yield 3

APPENDIX

21 0.05% 0.13% 0.26% 0.31% 0.36% 0.36% 0.42% 0.46% 0.46% 0.47% 0.57% 0.77% STI FITB MTB HBAN BBT USB KEY PNC RF CFG BAC WFC 4.53% 4.63% 4.78% 4.88% 5.13% 5.23% 5.28% 5.43% 5.63% 5.75% 6.50% 6.70% STI HBAN BBT PNC CFG BAC KEY MTB FITB WFC RF USB CCAR Average Loss Rate (2014-2017) 4 Year Standard Deviation of CCAR Average Loss Rate (2014-2017) CCAR results continue to validate our consistent, disciplined underwriting & portfolio diversity CONSISTENTLY STRONG CCAR PERFORMANCE 2014: 4.6% 2015: 4.5% 2016: 4.5% 2017: 4.5%

22 STRONG CREDIT QUALITY 4Q 17 Nonperforming Loan Ratio1 2017 Net Charge-Off Ratio2 1. Represents nonaccrual loans divided by total loans (excluding loans held for sale). Source: SNL Financial as of December 31, 2017 2. Source: SNL Financial as of December 31, 2017 0.28% 0.43% 0.47% 0.53% 0.55% 0.57% 0.73% 0.78% 0.82% 0.83% 0.84% 0.96% BBT USB STI FITB HBAN KEY BAC CFG WFC RF PNC MTB 0.16% 0.21% 0.23% 0.24% 0.25% 0.28% 0.30% 0.32% 0.37% 0.38% 0.43% 0.48% MTB PNC HBAN KEY STI CFG WFC FITB BBT RF BAC USB

RECONCILIATION: ADJUSTED EFFICIENCY RATIO (FTE) & ADJUSTED TANGIBLE EFFICIENCY RATIO (FTE)

	2011	2012	2013	2014	2015	2016	2017
Reported (GAAP) Basis							
Net Interest Income	5,065	5,102	4,853	4,840	4,764	5,221	5,633
Noninterest Income	3,421	5,373	3,214	3,323	3,268	3,383	3,354
Revenue	8,486	10,475	8,067	8,163	8,032	8,604	8,987
Noninterest Expense[1]	6,194	6,284	5,831	5,543	5,160	5,468	5,764
Efficiency Ratio	73.0%	60.0%	72.3%	67.9%	64.2%	63.6%	64.1%
Reconciliation:							
Net Interest Income	5,065	5,102	4,853	4,840	4,764	5,221	5,633
FTE Adjustment	114	123	127	142	142	138	145
Net Interest Income-FTE	5,179	5,225	4,980	4,982	4,906	5,359	5,778
Noninterest Income	3,421	5,373	3,214	3,323	3,268	3,383	3,354
Revenue-FTE	8,600	10,598	8,194	8,305	8,174	8,742	9,132
Efficiency Ratio-FTE	72.0%	59.3%	71.2%	66.7%	63.1%	62.6%	63.1%
Adjustment Items (Noninterest Income):							
3Q-4Q 12 student / Ginnie Mae loan sale (losses)		(92)					
Securities gain related to the sale of Coca Cola stock		1,938					
Pre-tax mortgage repurchase provision related to loans sold to GSEs prior to 2009		(371)					
GSE mortgage repurchase settlements			(63)				
RidgeWorth sale				105			
Premium Assignment Corporation sale							107
Securities & MSR losses in connection with tax reform-related actions							(114)
Adjusted Noninterest Income	3,421	3,898	3,277	3,218	3,268	3,383	3,361
Adjusted Revenue-FTE[2]	8,600	9,123	8,257	8,200	8,174	8,742	9,139
Noninterest Expense[1]	6,194	6,284	5,831	5,543	5,160	5,468	5,764
Adjustment Items (Noninterest Expense):							
Legacy affordable housing impairment		96					
Charitable contribution of KO shares		38					
Impact of certain legacy mortgage legal matters			323	324			
Mortgage servicing advances allowance increase			96				
Efficiency related charges as outlined in 12/4/17 8-K							36
Contribution to communities / teammates in connection with tax-reform							75
Adjusted Noninterest Expense[2]	6,194	6,150	5,412	5,219	5,160	5,468	5,653
Amortization Expense	43	46	23	25	40	49	75
Adjusted Tangible Expenses[2]	6,151	6,104	5,389	5,194	5,120	5,419	5,578
Adjusted Efficiency Ratio-FTE[3]	72.0%	67.4%	65.6%	63.7%	63.1%	62.6%	61.9%
Adjusted Tangible Efficiency Ratio-FTE[3]	71.5%	66.9%	65.3%	63.3%	62.6%	62.0%	61.0%

1. In accordance with updated GAAP, amortization of affordable housing investments of $40 million, $39 million, and $49 million were reclassified and are now presented in provision for income taxes for 2011, 2012, and 2013, respectively. Previously, the amortization was presented in other noninterest expense
2. Adjusted revenue and expenses are provided as they remove certain items that are material and potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions
3. Represents adjusted noninterest expense / adjusted revenue – FTE. Adjusted tangible efficiency ratio excludes amortization expense, the impact of which is (0.50%), (0.50%), (0.28%), (0.30%), (0.49%), (0.56%), and (0.82%) for 2011, 2012, 2013, 2014, 2015, 2016, and 2017, respectively

23

SUNTRUST

RECONCILIATION OF EARNINGS PER SHARE

($ in millions, except per share amounts)	2012	2013	2014	2017
Net income available to common shareholders	$1,931	$1,297	$1,722	$2,179
Significant items impacting the year:				
Securities gains related to sale of Coke stock	(1,938)	-	-	-
Mortgage repurchase provision	371	-	-	-
Charitable expense related to the Coke stock contribution	38	-	-	-
Provision for credit losses related to NPL sales	172	-	-	-
Losses on sale of guaranteed loans	92	-	-	-
Valuation losses related to planned sale of Affordable Housing investments	96	-	-	-
Charges for legacy mortgage-related matters	-	482	324	-
Gain on sale of Ridgeworth	-	-	(105)	-
Gain on sale of Premium Assignment Corporation	-	-	-	(107)
Securities & MSR losses in connection with tax reform-related actions	-	-	-	114
Contribution to communities / teammates in connection with tax-reform	-	-	-	75
Efficiency related charges as outlined in 12/4/17 8-K	-	-	-	36
Tax (benefit)/expense related to above items	416	(190)	(82)	(42)
Net tax benefit related to subsidiary reorganization and other	-	(113)	-	-
Tax benefit related to completion of tax authority examination	-	-	(130)	-
Net tax benefit related to revaluation of net deferred tax liability and other discrete tax items	-	-	-	(291)
Tax expense related to SunTrust Mortgage ("STM") state NOL valuation allowance adjustment	-	-	-	27
Net income available to common shareholders, excluding significant items impacting the year	$1,178	$1,476	$1,729	$1,991
Net income per average common share, diluted	$3.59	$2.41	$3.23	$4.47
Net income per average common share, diluted, excluding significant items impacting the year	$2.19	$2.74	$3.24	$4.09

24

SunTrust

25 RECONCILIATION: COMMON EQUITY TIER 1 RATIO1 1. The Common Equity Tier 1 ratio is subject to certain phase-in requirements under Basel III beginning in 2015, and as such we have presented a reconciliation of the Common Equity Tier 1 ratio as calculated considering the phase-in requirements (Common Equity Tier 1 – Transitional) to the fully phased-in ratio 2. Primarily includes the phase-out from capital of certain DTAs, the overfunded pension asset, and other intangible assets 3. Primarily relates to the increased risk weight to be applied to mortgage servicing assets on a fully phased-in basis Note: Totals may not foot due to rounding 4Q 17 Common Equity Tier 1 – Transitional $17.1 Adjustments2 (0.0) Common Equity Tier 1 – Fully phased-in $17.1 Risk-weighted Assets: Common Equity Tier 1 – Transitional $176.0 Adjustments3 2.7 Risk-weighted Assets: Common Equity Tier 1 – Fully phased-in $178.6 Common Equity Tier 1 – Transitional 9.7% Common Equity Tier 1 – Fully phased-in 9.6% ($ in billions)

26 FOOTNOTES All Slides: Note: Peer group includes BAC, BBT, CFG, FITB, HBAN, KEY, MTB, PNC, RF, USB, WFC Slide #11: 1. Yield and NCO represent FY 2017 2. SunTrust has a loss sharing agreement with GreenSky. 0.00% NCO indicates that losses have not exceeded those provided for in the loss share agreement 3. Refers to the 2017 LendIt Conference, a global conference series connecting the online lending community 4. Represents FICO at the time of origination Slide #18: 1. Common equity tier 1 ratio (transitional) is 9.7%. Please refer to slide #25 for the reconciliation to GAAP 2. Represents the difference between the starting and minimum Basel III Common Equity Tier 1 Ratios resulting from the Federal Reserve’s 2017 CCAR severely adverse scenario. Following the release of 2017 DFAST Results, SunTrust investigated the driver of $1.1B in ‘other losses’ projected by the FRB. This loss resulted from a conservative interpretation of regulatory reporting requirements, which has since been adjusted. Going forward this loss is expected to be ~$0.1B. Therefore, $1.0 billion of losses are excluded from the capital erosion in the 2017 DFAST results, which reduces stressed capital erosion to 2.1% from 2.5% 3. Payout Ratio = (Common Stock Dividends and Share Repurchases) / Net Income Available to Common Shareholders. Source: Barclays Research CCAR 2017 Review: $132bn of Capital to Be Returned Over Next 4 Quarters 4. As of March 1, 2018 Slide #10: 1. Source: Finalta study conducted by McKinsey. Represents total 90-day active digital users / total customers as of June 2017 2. Source: Finalta study conducted by McKinsey. Represents mobile check deposits / total cash and check deposits from July 2016–June 2017 3. Source: Finalta study conducted by McKinsey. Represents digital core product sales units / total core product sales units from July 2016–July 2017 4. Source: Finalta study conducted by McKinsey. Represents new-to-bank customers enrolled for digital / total new-to-bank customers acquired from July 2016–July 2017 Slide #3: 1. Source: SNL Financial, as of June 30, 2017, based on top 10 MSAs (by deposits) for each institution, pro-forma for completed and pending mergers and acquisitions. Numerator is company’s total deposits in its top 10 MSAs and denominator is total deposits in those 10 MSAs 2. Refers to rank amongst U.S. bank holding companies and excludes non-traditional banks. Asset and loan rankings are sourced via bank holding company regulatory filings (Y-9C) and are as of December 31, 2017. Deposit rankings are sourced via FDIC deposit market share data, and are as of June 30, 2017, pro-forma for completed and pending mergers and acquisitions 3. Assets, loans, and deposits as of December 31, 2017 4. Represents adjusted EPS growth from FY 16 to FY 17 (reported EPS growth was 24%) 5. Represents adjusted return on tangible common equity. Reported ROTCE: 13.4%, impact of excluding discrete items is (1.2%) 6. As of March 1, 2018 Slide #7: 1. Refers to market share across Dealogic-tracked products (debt capital markets, M&A, and equity capital markets) within middle market and mid-corporate client coverage universe of STRH, based on Dealogic’s data. Client coverage universe consists of a combination of Corporate Banking and Investment Banking client populations as well as any completed transactions where Dealogic has deemed STRH to have had a role. (Latter generally relates to clients within non-CIB segments for whom STRH has delivered capital markets solutions.) 2. Represents change of FY 16 vs. FY 17